Community Trust® Bancorp, Inc.

2011
Annual Shareholders' Meeting

April 26, 2011







CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2010 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise


Russell
Ashland
Huntington
Fort Gay
Hamlin
Summersville
Frankfort
Georgetown
Flemingsburg
Versailles
Lexington
Mount Sterling
Winchester
Harrodsburg
Richmond
Paintsville
Prestonsburg
Williamson
Danville
Berea
Lebanon
Allen
Pikeville
Mount Vernon
Greensburg
Campbellsville
Hazard
Knott
Somerset
London
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Clinton
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia

Expanding Our Banking Franchise

Completed the acquisition of LaFollette First National Corporation on November 17, 2010

- Assets acquired - $183.6 million
- Loans acquired - $118.6 million
- Deposits acquired - $164.1 million
- Cost of acquisition - $17.3 million
- 4 offices – LaFollette Main, LaFollette Mall, Jacksboro, and Clinton
- Contributed $0.02 per share to EPS for 2010

Our Banking Franchise

Central Region

Loans - $547 million

Deposits - $445 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $849 million

Deposits - $1.1 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $328 million

Deposits - $511 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $498 million

Deposits - $610 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.2 billion

Revenues - $2.4 million

- Ashland
- Lexington
- Middlesboro
- Pikeville
- Versailles

Financial Info as of 12/31/10

Operational Challenges

- Impact from National and Regional Economic Conditions
  - Slow economic recovery
  - Weak real estate market continuing
  - National and regional unemployment rate remains high
  - Increased regulation of the coal mining industry
  - Decline in natural gas prices
  - Deterioration in asset quality
  - Increased loan defaults and increased other real estate owned
- 157 bank failures in 2010; 34 YTD as of 4/15/11
- Regulatory changes
  - Deposit overdraft fees
  - FDIC insurance
  - Unknown results of proposed regulatory reform
- Increasing fee revenue with new regulations
- Maintaining a strong net interest margin

2010 Performance

2010 Performance Summary

	Goals	Results
Earnings	$30 – $31 million	$33.0 million
EPS	$1.98 - $2.04 per share	$2.17 per share
Asset growth	$155 - $195 million	$269.2 million
Loan growth	$95 - $130 million	$169.4 million
Deposit growth	$100 - $135 million	$243.9 million
Efficiency ratio	60% - 61%	59.45%
Shareholders' equity	$331 - $337 million	$338.6 million

Shareholder Value

Dividends Per Share


$1.05
$1.10
$1.17
$1.20
$1.21
$1.22
4.3%
2006
2007
2008
2009
2010
2011*

- 2010 cash dividends increased 0.8%
- 4.3% compound growth rate for past five years
- December 31, 2010 cash dividend yield was 4.21%

**2011 is projected DPS*

Shareholders' Equity


(in millions)
$282.4
$301.4
$308.2
$321.5
$338.6
5.9%
2006
2007
2008
2009
2010

- Shareholders' equity has increased 19.9% during the past five years
- 5.9% compound growth rate for the past five years
- 2011 projected shareholders' equity $360.8 million

Community Trust® Bancorp, Inc.

Book Value Per Share



$18.63
$20.03
$20.46
$21.17
$22.16
2006
2007
2008
2009
2010

Tangible Common Equity/Tangible Assets



7.40%
8.27%
8.37%
8.47%
8.26%
2006
2007
2008
2009
2010

Community Trust Bancorp, Inc.

Total Market Capitalization

(in millions)


$629.5
$414.2
$554.1
$371.7
$444.1
$426.0
2006
2007
2008
2009
2010
2011

Price to Tangible Book Value

	2006	2007	2008	2009	2010	2011
CTBI	2.93x	1.77x	2.29x	1.45x	1.63x	1.53x
Peer	2.59x	1.85x	1.91x	1.03x	1.29x	1.25x

All data is as of year-end except 2011 which is as of March 31, 2011

Peer data obtained from SNL Financial; group consists of 18 publically traded regional bank holding companies with an average asset size of $3.1 billion

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$200
$100
$0
2005
2006
2007
2008
2009
2010
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2005 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2010**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2010



23.85%
26.87%
6.12%
2.22%
2.66%
4.48%
13.93%
6.36%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 30 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 4.3%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 89 institutional investors (including CTIC – 10.1%) hold 7.2 million shares (46.7%)
  - 183 mutual funds hold 3.3 million shares (21.1%)

Analyst Comments

- "This well managed institution is getting through the banking crisis in much better shape than many other banks."

  -- Hilliard Lyons

  Rating: Buy

- "We continue to view Community Trust as a high-quality franchise that deserves an above-peer multiple."

  --Keefe, Bruyette & Woods

  Rating: Market Perform

- "Longer term, we view the company's shares as a core holding for investors looking for exposure to the group."

  --Raymond James (formerly Howe Barnes Hoefer & Arnett)

  Rating: Market Perform

- "We continue to view CTBI as a high-quality name that has delivered consistent profitability throughout the downturn . . . "

  --Sandler O'Neill & Partners

  Rating: Buy

2010 Earnings Review

Earnings Per Share


$2.59
$2.42
$1.54
$1.66
$2.17
2006
2007
2008
2009
2010

- EPS increased 30.7%
- 2011 EPS projected at $2.58 per share

Return on Average Assets



1.33%
1.10%
1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.29%
2006
2007
2008
2009
2010
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Income


(in millions)
$39.1
$36.6
$23.1
$25.1
$33.0
2006
2007
2008
2009
2010

- 2011 projected net income $39.1 million

Revenues


(in millions)
$140.3
$142.6
$125.4
$146.9
$160.2
2006
2007
2008
2009
2010

- 2010 revenues increased 9.0%
- 2011 projected revenues $173.8 million
- Interest income lost from nonperforming loans and OREO - $4.6 million

Noninterest Income

as a % of Total Revenue



(in millions)
$32.6
$36.6
$21.8
$41.4
$40.9
32%
26%
20%
14%
2006
2007
2008
2009
2010
Noninterest Income
% of Total Revenue

- 2010 noninterest income
  - Decreased gains on sales of loans
  - $0.8 million decline in the fair value of our mortgage servicing rights
  - Increases in trust and brokerage revenue and deposit service charges
- 2011 projected noninterest revenue 24.1% of total revenue

Net Interest Revenue



(in millions)
$107.8
$106.0
$103.6
$105.5
$119.3
2006
2007
2008
2009
2010

- 2010 increase in net interest revenue was $13.8 million
  - Net interest margin increased 30 basis points year over year
  - Average earning assets increased $131.3 million

Community Trust® Bancorp, Inc.

Net Interest Margin


4.02%
3.99%
3.90%
3.78%
3.88%
3.59%
3.77%
3.57%
4.07%
3.69%
2006
2007
2008
2009
2010
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/10 – (2.82)%

- % of assets repricing
  - Within 30 days 39.51%
- % of liabilities repricing
  - Within 30 days 21.53%
  - Within 90 days 30.62%
  - Within 180 days 40.73%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$47.8
$46.4
$60.8
$52.4
$55.1
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$80.4
$83.1
$82.5
$93.8
$96.1
75%
70%
65%
60%
55%
50%
2006
2007
2008
2009
2010
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

2010 Balance Sheet Review

Total Assets


(in billions)
$2.97
$2.90
$2.95
$3.09
$3.36
2006
2007
2008
2009
2010

- Total assets increased 8.7% during 2010 to $3.36 billion
  - Loan growth $169.4 million, including $118.6 million from LaFollette
  - Deposit growth $243.9 million, including $164.1 million from LaFollette
  - Investment portfolio growth $56.8 million, including $29.8 million from LaFollette
- Total assets are expected to increase $72.8 million in 2011

Total Loans


(in billions)
$2.17
$2.23
$2.35
$2.44
$2.61
2006
2007
2008
2009
2010

- 2011 projected loan growth $59.5 million

Loan Portfolio Mix


December 31, 2010
Consumer 19%
Comm R/E 36%
R/E Mortgage 29%
Comm Other 16%

Net Charge-offs

as a % of average loans


0.29%
0.13%
0.27%
0.24%
0.38%
0.70%
0.66%
1.61%
0.58%
1.45%
2006
2007
2008
2009
2010
CTBI
Peer

Loan Loss Reserve

as a % of net loans


1.27%
1.17%
1.26%
1.21%
1.31%
1.53%
1.34%
2.28%
1.34%
2.25%
2006
2007
2008
2009
2010
CTBI
Peer

Nonperforming Loans

as a % of total loans


0.65%
0.56%
1.43%
1.08%
2.22%
2.41%
1.70%
4.20%
2.38%
3.99%
2006
2007
2008
2009
2010
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Deposits
including Repurchase Agreements


(in billions)
$2.50
$2.45
$2.49
$2.64
$2.89
2006
2007
2008
2009
2010

- Total deposits including repurchase agreements are expected to increase $53.7 million in 2011

Total Deposits
including Repurchase Agreements

December 31, 2010


Repurchase Agreements 7%
Noninterest Bearing 18%
Other Time 5%
NOW 1%
CDs <$100K 24%
MMDA 16%
Savings 8%
CDs >$100K 21%

1st Quarter 2011 Review

Net Income


(in millions)
$6.8
$8.6
$8.5
$9.2
$9.3
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

Net Income

- **Net interest income**
  - Increased $3.2 million year over year
  - Increased $1.3 million quarter over quarter
- **Provision for loan losses**
  - Decreased $1.3 million year over year
  - Increased $0.4 million quarter over quarter
- **Noninterest income**
  - Increased $1.0 million year over year
  - Decreased $0.3 million quarter over quarter
- **Noninterest expense**
  - Increased $3.1 million year over year
  - Increased $1.6 million quarter over quarter

Noninterest Income


(in millions)
$9.7
$9.5
$10.6
$11.0
$10.7
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

Q-O-Q

- Variance in fair value adjustments to mortgage servicing rights
- Decreased deposit service charges
- Increased trust revenue and gains on sales of loans

Y-O-Y

- Increased deposit service charges and trust revenue

Noninterest Expense


(in millions)
$23.4
$23.7
$24.0
$25.0
$26.5
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

- $0.5 million loss in investments in limited partnerships that were offset by tax credits
- Increases in legal and professional fees and repossession expense

Total Loans


(in billions)
$2.43
$2.44
$2.45
$2.61
$2.59
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

- Loan portfolio decreased at an annualized rate of 3.0% during the quarter
- Loan growth from prior year 6.5%

Total Deposits
including Repurchase Agreements



(in billions)
$2.72
$2.75
$2.76
$2.89
$2.99
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

- Deposits, including repurchase agreements, increased an annualized 12.9% from prior quarter and 9.9% from prior year

Nonperforming Loans

as a % of Total Loans



2.26%
2.55%
2.31%
2.38%
2.22%
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

Community Trust Bancorp, Inc.

Nonperforming Assets

as a % of Total Asset



2.96%
3.20%
3.03%
3.13%
3.04%
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

Net Charge-offs

as a % of average loans


0.58%
0.30%
0.91%
0.54%
0.63%
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

Efficiency Ratio



59.45%
60.41%
59.52%
58.50%
60.78%
Mar '10
Jun '10
Sept '10
Dec '10
Mar '11

2011 Key Strategic Initiatives

CTBI: 2011 Outlook

Net Income	$39.1 million
Earnings Per Share	$2.58 per share
Asset Growth	$72.8 million
Loan Growth	$59.5 million
Deposit Growth	$53.7 million
Efficiency Ratio	58.33%
Shareholders' Equity	$360.8 million

2010 Initiatives and Challenges

- Working through asset quality issues during weak economics conditions
- Actions by the U.S. Government to manage the current economic crisis
- Focus on core banking businesses
  - Quality loan growth
  - Profitable deposit growth
- Management of our net interest margin
- Continuing focus on increased noninterest income and expense control
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services
- Regulatory changes

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.

Community Trust®
Bancorp, Inc.





